                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

The Board of Directors
Corixa Corporation:

     We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                               /s/ KPMG Peat Marwick LLP

Seattle, Washington

September 19, 1997